COUNTER-OFFER

Receipt is acknowledged of an Offer to purchase the real property described as: Address [redacted] City Huntsville State AL Zip 35824

dated 05/21/2022, between Seller(s): [redacted]

and Purchaser(s): [redacted]

Such Offer is hereby rejected and the following Counter-Offer is hereby submitted:

1. All terms, provisions and conditions of the Offer as stated above, remain the same except as follows:

Closing Date Shall be: 5/31/2022

Possession to be at: CLOSING

Attorney Closing Fee, title examination fee and deed recording fee to be paid the the BUYER.

Appraisal Contingency has been removed by the Buyer.

Receipt of Earnest Money to be provided to the Listing Agent within 2 days of Bound Offer. .

Buyer will pay Cost of Mobile Notary for the Seller to sign in Utah.

2. The Seller reserves the right to accept any other Offer prior to Purchaser's written acce tance of this Counter-Offer. Acceptance shall not be effective until personally received and acknowledged by [redacted] (Listing Agent) as evidenced by signing the Binding Agreement Date below.
3. This Counter-Offer shall expire unless a signed copy of acceptance is delivered to the person(s) making this Counter-Offer (or their agent) by ________ ☐ a.m. ☐ p.m. on ________________ (date).
4. Upon acceptance by both parties, as herein specified, this Counter-Offer together with the offer of the Purchaser, and any addendums, shall compose the entire agreement between the parties hereto.

5. **This Counter-Offer is hereby executed by the undersigned and receipt of a copy is hereby acknowledged.**

[redacted] dotloop verified [redacted]
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[redacted] dotloop verified [redacted]
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DATE

6. **The undersigned hereby accept(s) the above Counter-Offer.**

[redacted] [redacted]
DATE

DATE

DATE

This Counter Offer is hereby rejected. **INITIALS** **DATE** **INITIALS** **DATE** **INITIALS** **DATE**

BINDING AGREEMENT DATE: The listing agent confirms that the contract was accepted and delivered to all parties (and/or their representatives) either in writing or electronically and the date to begin contract performance is:

Date: ____________________ by ____________________

Binding Agreement Date **Listing Agent Signature**